UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934

                                January 12, 2004

                Date of Report (Date of earliest event reported)


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

                              ---------------------

         Delaware                 333-92383                        06-1397316
(State or Other Jurisdiction (Commission File Number)           (I.R.S. Employer
of Incorporation)                                            Identification No.)

                             ---------------------



                             251 Ballardvale Street
                         Wilmington, Massachusetts 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, including Area Code)

ITEM 12.  Results of Operations and Financial Condition

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 12, 2004, Charles River Laboratories International, Inc. issued a press release confirming guidance for 2003 and 2004. The press release, attached as an exhibit to this report, includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Charles River's business contained in the press release are "forward-looking" rather than historic. The press release also states that these and other risks relating to Charles River are set forth in the documents filed by Charles River with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CHARLES RIVER LABORATORIES
                             INTERNATIONAL, INC.

Dated: January 12, 2004

                              By: /s/ Dennis R. Shaughnessy
                                  ---------------------------------------------
                                      Dennis R. Shaughnessy, Senior Vice
                                      President, Corporate Development, General
                                      Counsel and Secretary

                                  Exhibit Index


Exhibit No.                 Description
-----------                 -----------

99.1                        Press release dated January 12, 2004.